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               AMENDMENT TO LEASE

               (Rosewood Court Facility)

     	This First Amendment to Lease ("Amendment") is dated as of April 25, 1996 by and between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Lessor") and EMERITUS CORPORATION, a Washington corporation ("Lessee").

                           RECITALS

	A.  Lessor and Lessee entered into that certain Lease (Rosewood Court Facility)
 dated as of March 29, 1996 (the "Lease") for a facility located in Fullerton,
 California.

	B.  Lessor and Lessee desire to memorialize their understanding with respect to certain provisions of the Lease.

		AGREEMENT

	Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease.  Lessor and Lessee hereby agree as follows:

	1.  The Commencement Date of the Lease is April 2, 1996;

              2.  The Fixed Term of the Lease shall end on January 31, 2011;

	3.  The first Lease Year for the Lease commences on May 1, 1996 and ends on
 April 30, 1997; and

     	4. The first Quarter for which Additional Rent shall be due shall be the Quarter beginning May 1, 1998 and ending July 31, 1998.

	Except as amended above, the Lease shall remain in full force and effect. This
 Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

By: ----------------------
Its:  ----------------------









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EMERITUS CORPORATION, a
Washington corporation

By: /s/ Raymond R. Brandstrom
            ------------------------------
Its:       President
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